										EXHIBIT 99
NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Revenues
	Q1	Q2	Q3	Q4	FY
2014	177.4	200.4	221.7	297.3	896.8
2015	193.7	196.5

	Operating Profit (Loss) (5)
	Q1	Q2	Q3	Q4	FY
2014	(0.6)	(3.9)	11.3	(73.1)	(66.3)
2015	3.2	1.3

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	1.3	1.8	1.8	1.8	6.7
2015	1.8	1.6

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.2	0.6	0.4	2.3	3.5
2015	0.1	—

	Income (Loss) Before Taxes (5)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	(2.1)	(6.3)	9.1	(77.3)	(76.6)	2014	27.0%	42.4%	15.1%	47.4%	50.2%
2015	1.4	(0.3)				2015	27.0%	16.9%

	Net Income (Loss) (5)
	Q1	Q2	Q3	Q4	FY
2014	(1.5)	(3.6)	7.7	(40.7)	(38.1)
2015	1.0	(0.3)

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2014	6.0	6.6	6.8	8.6	28.0
2015	5.8	5.8

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2014	197.3	210.2	213.2	237.6	237.6
2015	180.2	178.3

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2014	31.8	9.4	6.5	9.8	57.5
2015	2.4	1.8

NACCO Industries, Inc. - Consolidated
(in millions, except percentage data)

	Net cash provided by (used for) operating activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2014	(26.0)	4.6	23.6	17.6	19.8
2015	37.5	12.4

	Net cash provided by (used for) investing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2014	(31.9)	(8.9)	(6.5)	(27.6)	(74.9)
2015	(1.5)	(1.5)

	Cash flow before financing activities from continuing operations (2)
	Q1	Q2	Q3	Q4	FY
2014	(57.9)	(4.3)	17.1	(10.0)	(55.1)
2015	36.0	10.9

	Net cash provided by (used for) financing activities from continuing operations
	Q1	Q2	Q3	Q4	FY
2014	32.6	(4.9)	(27.4)	20.7	21.0
2015	(67.8)	(20.8)

	Dividends Paid to Shareholders
	Q1	Q2	Q3	Q4	FY
2014	2.0	2.0	1.9	1.9	7.8
2015	1.9	1.8

	Total debt (3)
	Q1	Q2	Q3	Q4	FY
2014	223.3	229.7	216.6	247.9	247.9
2015	188.9	179.1

	Equity						Return on Equity (4) (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	289.5	274.8	269.2	211.5	211.5	2014	13.7%	10.6%	9.0%	(14.2)%	(14.2)%
2015	203.0	192.1				2015	(14.3)%	(14.0)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(5)	The fourth quarter of 2014 includes a non-cash impairment charge of $105.1 million with respect to NACoal's Centennial mining operations asset group.

The North American Coal Corporation
(in millions, except percentage data)

	Tons of coal sold - Unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2014	7.1	6.2	6.6	6.8	26.7
2015	6.8	6.5

	Tons of coal sold - Consolidated mines
	Q1	Q2	Q3	Q4	FY
2014	0.8	1.1	1.1	0.5	3.5
2015	1.0	0.9

	Limerock yards delivered
	Q1	Q2	Q3	Q4	FY
2014	5.0	6.3	5.2	4.5	21.0
2015	4.5	5.1

	Revenues
	Q1	Q2	Q3	Q4	FY
2014	39.9	49.8	49.8	33.2	172.7
2015	41.3	37.9

	Gross Profit (Loss) $						Gross Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	2.8	(1.8)	1.9	(6.0)	(3.1)	2014	7.0%	(3.6)%	3.8%	(18.1)%	(1.8)%
2015	1.2	(2.3)				2015	2.9%	(6.1)%

	Earnings of unconsolidated mines
	Q1	Q2	Q3	Q4	FY
2014	12.4	11.5	12.1	12.4	48.4
2015	12.5	12.1

	Operating Expenses (4)						Operating Expenses as a % of the sum of Gross Profit plus Earnings of unconsolidated mines (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	8.5	9.5	9.6	106.7	134.3	2014	55.9%	97.9%	68.6%	1,667.2%	296.5%
2015	8.5	7.4				2015	62.0%	75.5%

	Operating Profit (Loss) $ (4)						Operating Profit (Loss) as a % of the sum of Gross Profit plus Earnings of unconsolidated mines (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	6.7	0.2	4.4	(100.3)	(89.0)	2014	44.1%	2.1%	31.4%	(1,567.0)%	(196.5)%
2015	5.2	2.4				2015	38.0%	24.5%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.9	1.3	1.5	1.5	5.2
2015	1.3	1.1

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	(0.3)	0.5	(0.1)	—	0.1
2015	(1.1)	(0.2)

The North American Coal Corporation
(in millions, except percentage data)

	Income (Loss) Before Taxes (4)						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	6.1	(1.6)	3.0	(101.8)	(94.3)	2014	5.8%	n.m.	n.m.	41.3%	45.9%
2015	5.0	1.5				2015	9.3%	n.m.

	Net Income (Loss) (4)
	Q1	Q2	Q3	Q4	FY
2014	5.7	(0.1)	3.2	(59.8)	(51.0)
2015	4.5	4.2

	Depreciation, depletion and amortization expense
	Q1	Q2	Q3	Q4	FY
2014	4.8	5.6	5.7	5.9	22.0
2015	4.4	4.2

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2014	30.9	7.1	5.4	7.8	51.2
2015	1.1	1.0

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2014	18.0	(9.6)	6.1	(20.6)	(6.1)
2015	71.4	3.8

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2014	(31.1)	(6.9)	(5.4)	(0.7)	(44.1)
2015	(0.2)	(0.9)

	Cash flow before financing activities (1)
	Q1	Q2	Q3	Q4	FY
2014	(13.1)	(16.5)	0.7	(21.3)	(50.2)
2015	71.2	2.9

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2014	13.1	16.5	(0.3)	21.1	50.4
2015	(71.4)	(2.9)

The North American Coal Corporation
(in millions, except percentage data)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2014	(3.0)	(5.3)	(3.0)	(8.5)	(19.8)
2015	—	—

	Total debt (2)
	Q1	Q2	Q3	Q4	FY
2014	173.9	185.1	181.8	194.4	194.4
2015	123.1	120.2

	Equity						Return on Equity (3) (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	147.0	151.9	158.6	103.1	103.1	2014	21.5%	13.8%	9.9%	(36.5)%	(36.5)%
2015	107.2	111.6				2015	(39.1)%	(37.9)%

(1)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(2)
Total debt presented excludes the obligations of the unconsolidated mines. The unconsolidated mines' customers arrange and guarantee the financing of the unconsolidated mines. These obligations are without recourse to and are not guaranteed by North American Coal or NACCO.

(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(4)	The fourth quarter of 2014 includes a non-cash impairment charge of $105.1 million with respect to NACoal's Centennial mining operations asset group.

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Revenues						Revenues % Change Year Over Year
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	101.3	118.4	135.2	204.8	559.7	2014	(4.6)%	3.3%	0.8%	6.2%	2.2%
2015	123.3	129.5				2015	21.7%	9.4%

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	19.1	24.6	28.3	45.6	117.6	2014	18.9%	20.8%	20.9%	22.3%	21.0%
2015	23.8	24.6				2015	19.3%	19.0%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	18.2	22.3	18.8	22.5	81.8	2014	18.0%	18.8%	13.9%	11.0%	14.6%
2015	21.6	21.7				2015	17.5%	16.8%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	0.9	2.2	9.5	23.2	35.8	2014	0.9%	1.9%	7.0%	11.3%	6.4%
2015	2.2	2.9				2015	1.8%	2.2%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.3	0.3	0.2	0.3	1.1
2015	0.4	0.5

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.2	(0.1)	0.3	0.7	1.1
2015	0.8	(0.2)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	0.4	2.0	9.0	22.1	33.5	2014	17.1%	32.5%	32.9%	30.3%	31.0%
2015	0.9	2.6				2015	34.0%	36.8%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2014	0.3	1.4	6.0	15.4	23.1
2015	0.6	1.6

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2014	0.6	0.4	0.6	1.1	2.7
2015	0.9	1.2

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2014	92.2	91.3	95.1	110.3	110.3
2015	101.9	100.1

Hamilton Beach Brands, Inc.
(in millions, except percentage data)

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2014	0.5	1.5	0.7	1.8	4.5
2015	1.2	0.3

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2014	(16.1)	11.2	9.6	13.8	18.5
2015	(10.2)	9.5

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2014	(0.5)	(1.5)	(0.7)	(26.8)	(29.5)
2015	(1.2)	(0.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2014	(16.6)	9.7	8.9	(12.9)	(10.9)
2015	(11.3)	9.2

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2014	19.2	(8.5)	(6.6)	8.4	12.5
2015	12.0	(8.9)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	22.3	22.3
2015	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2014	37.6	29.1	22.8	53.5	53.5
2015	65.4	56.6

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	52.4	53.6	59.4	49.6	49.6	2014	47.2%	44.6%	40.1%	43.2%	43.2%
2015	49.7	50.9				2015	44.2%	44.8%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Number of stores						Average sales per store
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	258	254	253	248	248	2014	0.1	0.1	0.1	0.2	0.5
2015	223	225				2015	0.1	0.1

	Revenues
	Q1	Q2	Q3	Q4	FY
2014	36.9	32.8	37.6	61.2	168.5
2015	30.0	29.8

	Gross Profit $						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	14.7	14.0	16.5	26.4	71.6	2014	39.8%	42.7%	43.9%	43.1%	42.5%
2015	13.1	13.3				2015	43.7%	44.6%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	21.2	18.3	17.9	21.3	78.7	2014	57.5%	55.8%	47.6%	34.8%	46.7%
2015	16.1	16.3				2015	53.7%	54.7%

	Operating Profit (Loss) $						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	(6.5)	(4.3)	(1.4)	5.1	(7.1)	2014	(17.6)%	(13.1)%	(3.7)%	8.3%	(4.2)%
2015	(3.0)	(3.0)				2015	(10.0)%	(10.1)%

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.1	0.1	0.1	0.1	0.4
2015	—	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	—	—
2015	—	—

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	(6.6)	(4.4)	(1.5)	5.0	(7.5)	2014	39.1%	39.1%	37.1%	38.0%	38.7%
2015	(3.1)	(3.0)				2015	38.8%	38.8%

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2014	(4.0)	(2.7)	(1.0)	3.1	(4.6)
2015	(1.9)	(1.8)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2014	0.5	0.6	0.5	1.4	3.0
2015	0.4	0.4

Kitchen Collection, LLC
(in millions, except percentage data and number of stores)

	Net Working Capital (1)
	Q1	Q2	Q3	Q4	FY
2014	36.3	35.5	31.2	23.5	23.5
2015	25.4	26.4

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2014	0.3	0.4	0.3	0.2	1.2
2015	0.1	0.4

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2014	(10.4)	(3.1)	3.6	17.0	7.1
2015	(5.3)	(1.5)

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2014	(0.2)	(0.2)	(0.3)	(0.1)	(0.8)
2015	(0.1)	(0.3)

	Cash flow before financing activities (2)
	Q1	Q2	Q3	Q4	FY
2014	(10.6)	(3.3)	3.3	16.9	6.3
2015	(5.4)	(1.8)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2014	10.3	3.6	(3.4)	(12.1)	(1.6)
2015	0.4	1.9

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	—	—
2015	—	—

	Total debt
	Q1	Q2	Q3	Q4	FY
2014	11.7	15.4	12.0	—	—
2015	0.4	2.3

	Equity						Return on Equity (3)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2014	32.7	30.1	29.1	32.2	32.2	2014	(20.8)%	(22.9)%	(18.6)%	(14.3)%	(14.3)%
2015	30.3	28.4				2015	(8.1)%	(5.3)%

(1)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(2)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(3)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.

NACCO and Other
(in millions, except percentage data)

	Operating Profit (Loss)
	Q1	Q2	Q3	Q4	FY
2014	(1.4)	(2.0)	(1.1)	(1.0)	(5.5)
2015	(1.3)	(0.8)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	—	—	—	—	—
2015	—	—

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2014	0.2	0.3	0.2	1.6	2.3
2015	0.3	0.4

	Income (Loss) Before Taxes (1)
	Q1	Q2	Q3	Q4	FY
2014	(1.6)	(2.3)	(1.3)	(2.6)	(7.8)
2015	(1.6)	(1.2)

	Net Income (Loss)
	Q1	Q2	Q3	Q4	FY
2014	(1.2)	(1.7)	(0.9)	(1.5)	(5.3)
2015	(1.2)	(0.7)